UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2011, the following proposals were submitted to stockholders at the 2011 Annual Meeting of Stockholders of Neenah Paper, Inc. (the “Company”):

1.               A proposal to elect three Class I directors to serve for three years and until their successors are duly elected and qualified;

2.               A proposal to approve an advisory vote on the Company’s executive compensation;

3.               A proposal to approve an advisory vote on the frequency of future advisory votes on the Company’s executive compensation;

4.               A proposal to approve certain performance measures under the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan (the “Omnibus Plan”); and

5.               A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

Each of the three director nominees was elected, the Company’s executive compensation was approved on an advisory basis, an annual advisory vote on the Company’s executive compensation was approved, the performance measures under the Omnibus Plan were approved, and the selection of Deloitte & Touche LLP was ratified.  The number of votes cast for, withheld from, abstentions and broker non-votes with respect to each matter voted upon are set forth in the tables below:

Board of Director Election Results

Director Nominee	Votes for	Votes Withheld	Broker non-votes

Timothy S. Lucas	11,740,177	406,288	1,676,033

Philip C. Moore	11,722,200	424,265	1,676,033

John P. O’Donnell	11,976,302	170,163	1,676,033

Advisory Vote on Executive Compensation

Votes for	Votes against	Abstentions	Broker non-votes

11,157,503	921,140	67,822	1,676,033

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker non-votes

10,987,224	54,474	1,027,693	74,074	1,676,033

Approval of the Performance Measures Under the Omnibus Plan

Votes for	Votes against	Abstentions	Broker non-votes

11,501,962	588,575	55,928	1,676,033

Ratification of Independent Public Accounting Firm

Firm	Votes for	Votes against	Abstentions

Deloitte & Touche	13,657,395	123,351	41,751

Item 8.01 Other Events

On May 18, 2011, the Company announced that its Board of Directors formally appointed John O’Donnell as Chief Executive Officer effective May 18, 2011, as part of its previously announced executive succession plan. Mr. O’Donnell, who was Senior Vice President and Chief Operating Officer, assumes the position from Sean Erwin, who is retiring as Chief Executive Officer. Mr. Erwin will remain on Neenah Paper’s Board of Directors as its Non-Executive Chairman. Mr. O’Donnell was appointed to the Board of Directors in November 2010 when the succession plan was announced and was elected to the Board at the Company’s Annual Meeting of Shareholders held on May 18.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press release dated May 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: May 19, 2011	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 18, 2011.